Exhibit 99.1

Page
Canyon Park Shopping Center

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010 (Audited) and nine months ended September 30, 2011 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010 (Audited) and nine months ended September 30, 2011 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Canyon Park Shopping Center, located in Bothell, Washington (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

New York, New York
November 28, 2011

CANYON PARK SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011 (Unaudited)
Revenues
Rental income (note 4)	$1,361	$1,165
Total revenues	1,361	1,165

Certain Expenses
Utilities	36	28
Repairs, maintenance, and supplies	78	48
Cleaning	61	48
Real estate taxes	80	67
Insurance	27	13
General & administrative	—	4
Total expenses	282	208

Excess of revenues over certain expenses	$1,079	$957

See accompanying notes to statement of revenues and certain expenses.

CANYON PARK SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

1.Business and Organization

Canyon Park Shopping Center (the “Property”) is a shopping center located in Bothell, Washington.  The Property was owned by Canyon Park Development Co. (“Seller”).  The Property, which is anchored by two tenants, has an aggregate gross rentable area of approximately 121,713 square feet.  The anchor tenants occupy approximately 73,200 square feet.

On July 29, 2011, the Property was acquired by ROIC Washington, LLC (“Buyer”), a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.     Subsequent Events

The Company has evaluated subsequent events through November 28, 2011, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$1,335,757
2012	1,106,410
2013	914,906
2014	761,729
2015	487,705
Thereafter	1,027,868
$5,634,375

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of $119,800 and $106,700 in rental income for the year ended December 31, 2010 and the nine months ended September 30, 2011, respectively.

5.Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Canyon Park Shopping Center (the “Property”) on January 1, 2010.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2010 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ending September 30, 2011. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2010; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Canyon Park Shopping Center (6)	Company Pro Forma
Revenue
Base rents	$26,441	$729	$27,170
Recoveries from tenants	6,945	134	7,079
Mortgage interest	1,704	-	1,704
Total revenues	35,090	863	35,953

Operating expenses
Property operating	5,284	99	5,383
Property taxes	3,562	51	3,613
Depreciation and amortization	14,661	283	14,944
General & Administrative Expenses	7,253	3	7,256
Acquisition transaction costs	1,776	-	1,776
Total operating expenses	32,536	436	32,972

Operating income	2,554	427	2,981
Non-operating income (expenses)
Interest expense	(3,733)	-	(3,733)
Gain on bargain purchase	9,449	-	9,449
Equity in earnings from unconsolidated joint ventures	1,138	-	1,138
Interest income	15	-	15
Net income attributable to Retail Opportunity Investments Corp.	$9,423	$427	$9,850

Pro forma weighted average shares outstanding
Basic:	41,929		41,929
Diluted:	41,997		41,997

Pro forma income per share
Basic and diluted:	$0.22		$0.23

Pro forma dividends per common share:	$0.27		$0.27

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Canyon Park Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$12,381	$1,074	$288	(2)	$13,743
Recoveries from tenants	2,879	287	-		3,166
Mortgage interest	1,069	-	-		1,069
Total revenues	16,329	1,361	288		17,978

Operating expenses
Property operating	2,848	202	-		3,050
Property taxes	1,697	80	-		1,777
Depreciation and amortization	6,081	-	377	(3)	6,458
General & Administrative Expenses	8,381	-	-		8,381
Acquisition transaction costs	2,636	-	42	(4)	2,678
Total operating expenses	21,643	282	419		22,344

Operating (loss) income	(5,314)	1,079	(131)		(4,366)
Non-operating income (expenses)
Interest expense	(324)	-	(367)	(5)	(691)
Gain on bargain purchase	2,217	-	-		2,217
Equity in earnings from unconsolidated joint ventures	38	-	-		38
Interest income	1,109	-	-		1,109
Other income	1,873	-	-		1,873
Net (loss) income attributable to Retail Opportunity Investments Corp.	$(401)	$1,079	$(498)		$180

Pro forma weighted average shares outstanding – basic and diluted	41,582				41,582

Pro forma (loss) income per share
Basic and diluted:	$(0.01)				$0.00

Pro forma dividends per common share:	$0.18				$0.18

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2010 and the nine months ended September 30, 2011.

2.	Reflects the pro forma adjustment of $288 for the year ended December 31, 2010, to record operating rents on a straight-line basis beginning January 1, 2010.

3.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2010 Depreciation Expense

Building	39 years	$377

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

5.	Reflects the pro forma adjustment to interest expense to assume the acquisition has been made on January 1, 2010.

6.	Reflects the operating results for the period January 1, 2011 to July 28, 2011.